The Camco

Investors FundTM

Wall Street Experience, Main Street Values SM

PROSPECTUS

May 2, 2005

Phone: 1-800-727-1007

E-mail: fund@camcofunds.com

Web: www.CamcoFunds.com

INVESTMENT OBJECTIVE:

The Fund's primary investment objective is capital appreciation.

Income from dividends and interest is secondary. The Fund will seek to avoid investing in companies that the Adviser has determined are principally involved in tobacco, alcoholic beverages, gambling, pornography or abortion.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities offered in the Prospectus and has not passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Fund Basics

3

Past Performance

4

Fees & Expenses

4

Management

5

Purchases and Redemptions

6

How To Buy Shares

6

Shareholder Communications

12

Distributions & Taxes

12

Financial Highlights

13

Privacy Policy

        14

Where To Get More Information

        Back Cover

FUND BASICS

Fund Investment Objectives/Goals

The Fund's primary investment objective is capital appreciation. Income from dividends and interest is secondary. The Fund will seek to avoid investing in companies that the Adviser has determined are principally involved in tobacco, alcoholic beverages, gambling, pornography or abortion.  The investment objectives of the Fund may be changed without shareholder approval, after written notice to shareholders.

Principal Investment Strategies

The Fund invests in a portfolio of equity instruments (including common and preferred stocks and convertible issues), real estate investment trusts (REITs) and debt securities. It is a non-diversified fund in that it may invest a relatively high percentage of its assets in a limited number of securities. The Fund would seek only enough diversification in security selections to maintain a federal non-taxable status under subchapter M of the Internal Revenue Code. Principal investment strategies include purchase of securities believed to be selling at significant discounts to what is believed to be their true or intrinsic value and generally exhibit one or more of the following characteristics over the entire range of security market capitalizations:

a)

A low price to earnings ratio  (PE)

b)

A low price to book value (PBV)

c)

A low price to cash flow ratio (PCF)

d)

A low price to sales ratio (PS)

e)

A low price earnings to growth (PGE)

f)

An above average dividend yield

g)

Has low corporate debt

h)

Insiders and/or the company itself are purchasing its stock

i)

The stock selling price is significantly below its previous high

Investment in American Depository Receipts (ADRs), representing foreign companies traded on American stock exchanges that meet one or more of the above characteristics are also considered.

Investment in bonds are restricted to convertible debt issues of securities meeting one or more of the above characteristics or bonds believed to offer higher total returns (interest plus capital appreciation) than normally expected from such securities.  The Fund can invest in any maturity.  Bonds with investment grade BBB or better as determined by Standard & Poor’s will be given preferred consideration, but the Fund may include lower rated bonds.

Principal Investment Risks

In plain English, investors in this Fund can lose money. The Fund can lose money due to broad market declines, business risks from difficulties in particular companies held by the Fund or the effect of interest rates on its debt securities. The Fund is also subject to manager risk, that is, investors should be aware that this effort is new, and that the Adviser’s strategy may not necessarily produce the intended results.

Common Stock Risks: There are items that affect stocks prices in general, such as changing economic conditions at home and abroad, wars, and interest rate movements that may delay or detour the process of stocks seeking their true worth. Inclusion of small company securities adds risks that include less ability to weather business downturns, more volatility in stock prices and fewer product lines. And, although the Adviser has managed individual investor accounts under varying market conditions since 1986, it does not have prior experience managing a mutual fund.

Real Estate Industry Risk:  REITS are subject to risks associated with the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market.  Properties owned by a REIT may decline in value due to overbuilding, environmental problems, or local economic conditions.  When REIT profits, revenues, or the value of real estate owned by REITs decline or fail to meet market expectations, REIT stock prices may decline as well.  Some REITs are not diversified and are subject to the risks associated with financing a limited number of projects.  REITs are heavily dependent upon their management teams and are subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation.  Increases in interest rates typically lower the present value of a REIT's future earnings stream, and may make financing property purchases and improvements more costly.  Since the market price of REIT stocks may change based upon investors' collective perceptions of future earnings, the share price of REITs owned by the Fund will generally decline when investors anticipate or experience rising interest rates.

Foreign Security Risks: Investments in foreign securities involve additional risks. These include but are not limited to such items as currency fluctuations, generally less stringent regulatory supervision and changing political climate.

Bond Market Risks: Bonds are subject to changes in value caused by changes in interest rates. Imagine a seesaw with bond market prices on one side and interest rates on the other. When interest rates rise, bond market prices tend to fall, and vice versa. Longer-term bonds tend to react more violently, both positively and negatively, to changes in interest rates. Also, companies issuing bonds may have unforeseen problems that affect their value, including changes in their bond credit ratings, problems in their country of origin and bankruptcy. Bonds with lower credit ratings (and correspondingly higher yields) are considered to be more speculative than lower yielding “investment grade” bonds.

Temporary Investments:  When the Adviser believes market or economic conditions are unfavorable, the Fund may invest up to 100% of its assets in a temporarily defensive manner and hold a substantial portion of its assets in cash, cash equivalents or other high-quality short-term investments.  Because the Fund may miss market advances while taking a defensive position, going into cash at the wrong time could hurt the Fund’s performance.

Non-diversification Policy: The Fund is classified as non-diversified for regulatory purposes, which means that it is allowed (but not required) to invest a relatively high percentage of its assets in a limited number of securities. This means the Fund’s share value can at times be more susceptible to certain risks than shares of a diversified fund. Whenever it is not diversified, it can lose proportionally more money when any single Fund holding drops in market price. However, the Adviser anticipates diversifying the Fund under normal circumstances.

Risk/Return Bar Chart and Table

Both the bar chart and table below provide risk information for the Fund.  The bar chart shows changes in the Fund’s performance over time.  The performance table shows how the Fund's average annual total returns compare over time to a broad-based index.  From December 31, 2002 thru December 31, 2003 the Fund was closed to new investors and Fund assets remained in cash.

The Fund is designed for long-term investors who desire capital gains and are willing to accept significant market fluctuations in share prices in the process.  Anyone who mainly relies on current income from his or her investments and cannot replace eroded capital should consider this Fund only as part of an effectively diversified portfolio.  Investors who desire ethically screened investments may consider this Fund and compare its objectives to their own.

BAR CHART PERFORMANCE OF THE FUND

2003      2004

0.41%   18.66%

(1)

The table shows the Fund's average annual return for years since Cornerstone Asset management (CAMCO) was appointed the Investment Adviser December 31, 2002.  Valley Forge Management Corporation (VFMC) was the Investment Adviser since inception, January 30, 1998 until December 31, 2002.  No former or current personnel of VFMC are currently, or previously, employed by CAMCO.  The Fund was closed to new investors during 2003 and Fund assets remained in cash while the Funds Board of Directors and Adviser sought professional organizations to help provide transfer and custodian functions to better serve its shareholders.

(2)

It should be noted that past performance of the Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.   State and local taxes were not considered. Please note that this tax information does not apply to tax-deferred accounts such as IRA's because such accounts are subject to taxation only upon distribution.

Annual Total Return for the period ending December 31, 2004

	One Year	Since Inception Dec.31, 2002
The Fund - Return Before Taxes	18.66	9.14
- Return After Taxes on Distributions	18.63	9.12
- Return After Taxes on Distributions and Sale of Fund Shares	12.44	7.81
S&P 500 Index - Returns before Fees, Expenses or Taxes	8.99	17.34

The S&P 500® Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

After tax returns are calculated using a set of standard assumptions.  The after tax returns reflect the highest individual federal tax income bracket for every situation.  Actual after tax returns may be lower depending on the tax information but do not reflect the impact of State and Local taxes.  Please note that this tax information does not apply to tax deferred accounts such as IRA’s because such accounts are subject to taxation only upon distribution.

FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases:	None
Maximum Deferred Sales Charge (Load):	None
Maximum Sales Charge (Load) on Reinvested Dividends:	None
Redemption Fee:	None
Exchange Fee:	None
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets) :
Management Fees	1.98%
Distribution and/or Service (12b-1) Fees:	None
Other Expenses:	None
Total Annual Fund Operating Expenses :(1)	1.98%

(1)  The adviser will pay the expenses of the Fund, except for taxes, brokerage commissions and extraordinary expenses.

This chart below should help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem these shares at the end of each period. The example also assumes that your investment has a 5% return each year and the Funds operating expenses do not change. Although your actual costs may be lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$ 201	$ 621	$ 1,068	$ 2,306

MANAGEMENT

Investment Adviser

The investment adviser is Cornerstone Asset Management Inc. (CAMCO) a Virginia corporation practicing as an investment adviser at 30 East Main Street, Berryville, VA 22611.  CAMCO has had sixteen years of experience in providing investment advice to individuals, retirement plans, corporations and non-profit organizations.  A contract that allows CAMCO to provide investment advice was voted on and approved at annual Directors and Shareholders meeting on December 30, 2003.  This Agreement will continue on a year-to-year basis provided that approval is voted at least once a year by the Fund Directors or by the holders of a majority of the outstanding voting securities of the Fund. In either event, it must also be approved by a majority of the Fund Directors who are neither parties to the agreement nor interested persons as defined in the Investment Company Act of 1940 at a meeting called for voting on such approval.

CAMCO (not the Fund) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.  The Fund may from time to time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

Portfolio Managers: The Fund is managed by a team of portfolio managers, headed by Eric “Rick” Weitz.  Mr. Weitz is a Vice President of CAMCO and a minority shareholder of CAMCO stock. He has been a portfolio manager for CAMCO's private managed accounts since 1994.  Mr. Weitz is a minority shareholder of CIG*.  Mr. Weitz is the lead portfolio manager to the Fund and has held that position since the Fund’s Board of Directors reopened the Fund to investors August 2, 2004.  He holds a degree in Economics from the College of William & Mary.   As the lead portfolio Manager, Mr. Weitz provides investment advise to the Fund and is responsible for the day-to-day portfolio management of the Fund in accordance with the Fund’s objectives and policies, subject to the general supervision of the Fund’s Board of Directors.  The team is comprised of Rick Weitz,  Paul F. Berghaus and Dennis M. Connor.  Mr. Berghaus has been the President of the Adviser since 1983, and Mr. Connor is Senior Vice President, having joined the firm in 1984. All began providing advisory services to the Fund in August 2004.     The Fund’s Statement of Additional Information provides information about the portfolio manager’s compensation; other accounts managed by the portfolio manager, and the portfolio manager’s ownership of the Fund shares.

*Cornerstone Investment Group LTD. (CIG) is a local and independently owned company seeking to provide financial services and is the principal stockholder of the Adviser, Cornerstone Asset Management Inc. (CAMCO).

Contract Terms

CAMCO will furnish investment advice to the Fund on the basis of continuous reviews of the portfolio and recommend to the Fund when and to what extent securities should be purchased or sold. The Adviser will be responsible for placing the Fund’s portfolio transactions. The agreement may be terminated at any time, without payment of penalty, by the Directors or by vote of a majority of the Fund's outstanding shares or not more than 60 days written notice to CAMCO. In the event of its assignment, the Agreement will terminate automatically. The Fund's officers and directors are empowered at any time to reject or cancel CAMCO's advice. The Adviser pays all the operating expenses of the Fund, including but not in limitation of the foregoing, shareholder services, accounting and record-keeping services, custodial services for Fund assets, legal and registration fees. The Adviser may hire third party professionals to provide certain services to the Fund.  In addition, the Adviser pays the salary of the Fund’s employees who are officers, directors or employees of the Adviser.  The Fund shall bear the cost of taxes, brokerage commissions and extraordinary expenses. For the year ended December 31, 2004, the Fund paid the Adviser a fee of 1.98% of the average daily net assets of the Fund. All fees and expenses for the Fund in 2004 were 1.98%.

PURCHASES & REDEMPTIONS

Pricing of Fund Shares

The net asset value (NAV) of the Fund's shares is determined at the close of each business day the New York Stock Exchange is open (presently 4:00 PM) Monday through Friday exclusive of Presidents Day, Good Friday, Martin Luther King's Birthday, Memorial Day, July 4th, Labor Day, Thanksgiving, Christmas and New Year's Day.  The price is determined by dividing the value of its securities, plus any cash and other assets less all liabilities, excluding capital surplus, by the number of shares outstanding. All purchases, redemptions or reinvestments of Fund shares will be priced at the next NAV calculated after the Fund’s Transfer Agent receives your order in proper form.  Your order must be placed with the Transfer Agent prior to the close of trading of the New York Stock Exchange in order to be confirmed for that day’s NAV.  The market value of securities held by the Fund that are listed on a national exchange is determined to be the last recent sales price on such exchange. Inactive listed securities and over-the-counter securities are valued at the last bid price in such market.

Fair value disclosure

The Fund’s assets are generally valued at their market value.  If market prices are not available or, in the adviser’s opinion, market prices do not reflect fair value, or if the Adviser learns of an event that occurs after the close of trading (but prior to the time the NAV is calculated) that materially affects fair value, the Adviser will value the Fund’s assets at their fair value according to policies approved by the Fund’s Board of Directors.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines.  Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors.  Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short-term traders.

Market Timing

The Fund discourages market timing.  Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements.  Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders.  The Board of Directors has adopted a policy directing the Fund to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive.  This policy applies to all Fund shareholders.  While the Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers.  For example, certain accounts called “Omnibus accounts” include multiple shareholders.  Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund.  The netting effect often makes it more difficult for the Fund to detect market timing, and there can be no assurance that the Fund will be able to do so.   The Fund reserves the right to close an account if the shareholder is deemed to engage in activities that are illegal or otherwise believed to be detrimental to the Fund.

HOW TO BUY SHARES

You may purchase shares of the Fund directly through the Fund's Transfer Agent or through a brokerage firm or other financial institution that has agreed to sell the Fund's shares. If you are investing directly in the Fund for the first time, you will need to establish an account by completing a CAMCO Funds Account Application. (To establish an IRA, complete an IRA Application.) To request an application, call toll-free 1-866-878-5677 or visit our website at www.CAMCOfunds.com to download an application. Your initial investment minimum can be found in the table below. The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts. Lower investment minimums are available to investors purchasing shares through a brokerage firm or other financial institution.

Minimum Investments

	Initial	Additional
Regular Account	$1,000	$100
Automatic Investment Plan	$1,000	$100*
IRA Account	$1,000	$100

* An Automatic Investment Plan requires a $100 minimum automatic monthly or quarterly investment.

In compliance with the USA Patriot Act of 2001, please note that the Fund's Transfer Agent will verify certain information on your account application as part of the Fund's Anti-Money Laundering Program. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted.

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash, credit cards or third party checks will be accepted. A $25 fee will be charged against your account for any payment check returned to the Transfer Agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons. If a check does not clear your bank or the Fund is unable to debit your pre-designated bank account on the day of purchase, the Fund reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase.  The Fund (or its agent) has the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Fund.

Your investment in the Fund should be intended to serve as a long-term investment vehicle. The Fund is not designed to provide you with a means of speculating on the short-term fluctuations in the stock market. The Fund reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of excessive trading. The Fund also reserves the right to stop offering shares at any time.

Investments made through Financial Services Agents:

If you invest through a financial services agent (rather than directly with the Fund), the policies and fees may be different than those described here.  Financial advisers, financial supermarkets and other financial services agents may charge transaction and other fee and may set different minimum investments or limitations on buying or selling shares.  Consult a representative of your financial services agent in you have any questions. If our order is received by the financial services agent no later than 4:00 p.m. Eastern Time, then the shares purchased or sold will be priced at the NAV determined on that business day.   If your order is not received by the financial services agent by 4:00 p.m. Eastern Time, the shares will be priced at the NAV calculated the next business day.  Your financial services agent is responsible for transmitting your orders to the Fund in a timely manner.

Types Of Account Ownership

You can establish the following types of accounts by completing a Shareholder Account Application:

*Individual or Joint Ownership

 One person owns individual accounts. Joint accounts have two or more owners.

*A Gift or Transfer to Minor (UGMA or UTMA)

 An UGMA/UTMA account is a custodial account managed for the benefit of a minor. To open an UGMA or UTMA account, you must include the minor's social security number on the application.

*Trust

 An established trust can open an account. The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application.

*Business Accounts

 Corporation and partnerships may also open an account. An authorized officer of the corporation or a general partner of a partnership must sign the application.

Instructions For Opening And Adding To An Account

NEW ACCOUNT	ADD TO AN ACCOUNT *

Complete and sign the Account Application or an IRA Application. Make your check payable to the CAMCO Investors Fund.

Complete the investment slip that is included with your account statement, and write your account number on your check. If you no longer have your investment slip, please reference your name, account number and address on your check.

* For IRA accounts please reference your name and address and specify the year for which the contribution is made.

MAIL YOUR APPLICATION AND CHECK TO:

The CAMCO Investors Fund

c/o Mutual Shareholder Services, LLC

8869 Brecksville Road, Suite C

Brecksville, OH 44141

BY OVERNIGHT COURIER, SEND TO:

The CAMCO Funds

C/o Mutual Shareholder Services, LLC

8869 Brecksville Road, Suite C

Brecksville, OH 44141

BY TELEPHONE	BY TELEPHONE

Telephone transactions may not be used for initial purchases.

You must select this service on your account application before making your first telephone transaction. Thereafter, you may call 1-866-878-5677 to purchase shares in an existing account. Your purchase will be effective at the NAV next computed after the Transfer Agent receives your instruction in proper form.

NEW ACCOUNT	ADDING TO AN ACCOUNT
BY WIRE	BY WIRE

Call 1-866-878-5677 for instructions BEFORE wiring money.	Send your investment to U.S. Bank, N.A. by following the instructions listed below

U. S. BANK, N.A.

WIRE TRANSFER INSTRUCTIONS

Cash Wire Instructions	U.S. Bank, N.A.
ABA 042000013
For Credit to Account 130100789549
Account of CAMCO Investors Fund

Further Credit to: Shareholder Account Name
Shareholder Account Number

Telephone And Wire Transactions

Only bank accounts held at domestic financial institutions that are Automated Clearing House (ACH) members can be used for telephone purchase transactions. With respect to all transactions made by telephone, the Fund and its Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring some form of personal identification prior to acting upon telephone instructions, providing written confirmation of all such transactions, and/or tape recording all telephone instructions. If reasonable procedures are followed, then neither the Fund nor the Transfer Agent will be liable for any loss, cost, or expense for acting upon an investor's telephone instructions or for any unauthorized telephone redemption. In any instance where the Fund's Transfer Agent is not reasonably satisfied that instructions received by telephone are genuine, neither the Fund nor the Transfer Agent shall be liable for any losses which may occur because of delay in implementing a transaction.

If you purchase your initial shares by wire, the Transfer Agent first must have received a completed account application and issued an account number to you. The account number and Fund name must be included in the wiring instructions as set forth on the previous page. The Transfer Agent must receive your account application to establish shareholder privileges and to verify your account information. Payment of redemption proceeds may be delayed and taxes may be withheld unless the Fund receives a properly completed and executed account application.

Shares purchased by wire will be purchased at the NAV next determined after the Transfer Agent receives your wired funds and all required information is provided in the wire instructions. If the Transfer Agent is notified no later than 3:00 p.m. Eastern time of the wire instructions, and the wired funds are received by the Transfer Agent no later than 4:00 p.m. Eastern Time, then the shares purchased will be priced at the NAV determined on that business day. If the wire is not received by 4:00 p.m. Eastern time, the purchase will be effective at the NAV next calculated after receipt of the wire.

Tax-Deferred Plans

If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Tax-deferred accounts include retirement plans described on the following page. Distributions from these plans are generally subject to an additional tax if withdrawn prior to age 591/2 or used for a non-qualifying purpose. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.  Complete instructions about how to establish and maintain your tax-deferred retirement plan will be included in the retirement plan kit you receive in the mail.

U.S. Bank, N.A., serves as the custodian for the tax-deferred accounts offered by the Fund. You will be charged an annual account maintenance fee of $12.50 for each tax-deferred account you have with the Fund. You may pay the fee by check or have it automatically deducted from your account (usually in December). The custodian reserves the right to change the amount of the fee or to waive it in whole or part for certain types of accounts.

Types of Tax-Deferred Accounts

Traditional IRA: An individual retirement account. Your contribution may or may not be deductible depending on your circumstances. Assets can grow tax-deferred and distributions are taxable as income.

Roth IRA: An IRA with non-deductible contributions, tax-free growth of assets, and tax-free distributions for qualified distributions.

Spousal IRA: An IRA funded by a working spouse in the name of a non-earning spouse.

SEP-IRA: An individual retirement account funded by employer contributions. Your assets grow tax-deferred and distributions are taxable as income.

Keogh or Profit Sharing Plans: These plans allow corporations, partnerships and individuals that are self-employed to make tax-deductible contributions, up to amounts currently allowed by law, for each person covered by the plans.

403(b) Plans: An arrangement that allows employers of charitable or educational organizations to make voluntary salary reduction contributions to a tax-deferred account.

401(k) Plans: Allows employees of corporations of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established by the trustee of the plan.

Automatic Investment Plans

By completing the Automatic Investment Plan section of the account application, you may make automatic monthly or quarterly investments ($100 Minimum per purchase) in the Fund from your bank or savings account. Your Initial investment minimum is $100 if you select this option.

Shares of the Fund may also be purchased through direct deposit plans offered by certain employers and government agencies. These plans enable shareholders to have all or a portion of their payroll or Social Security checks transferred automatically to purchase Fund shares.  Please call the transfer agent at 1-866-878-5677 to begin an automatic investment through employer or government agencies direct deposit plan.

Dividend Reinvestment

All income dividends and capital gains distributions will be automatically reinvested in shares of the Fund unless you indicate otherwise on the account application or in writing.

Instructions For Selling Fund Shares

You may sell all or part of your shares on any day that the New York Stock Exchange is open for trading. Your shares will be sold at the next NAV per Share calculated after the Transfer Agent receives your order in proper form. The proceeds of your sale may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your sale. Your order will be processed promptly and you will generally receive the proceeds within 7 days after receiving your properly completed request. The Fund will not mail any proceeds unless your investment check has cleared the bank, which may take up to 15 calendar days. This procedure is intended to protect the Fund and its shareholders from loss. If the dollar or share amount requested is greater than the current value of your account, your entire account balance will be redeemed. If you choose to redeem your account in full, any automatic services currently in effect for the account will be terminated unless you indicate otherwise in writing.

HOW TO SELL SHARES

By Mail

Write a letter of instruction that includes:

* The names(s) and signature(s) of all account owners.

* Your account number.

* The name of the Fund.

* The dollar or share amount you want to sell.

* Where to send the proceeds.

* If redeeming from your IRA, please note applicable withholding requirements.

* Obtain a signature guarantee or other documentation, if required.

MAIL OR OVERNIGHT YOUR REQUEST TO:

The CAMCO Funds
c/o Mutual Shareholder Services, LLC
8869 Brecksville Road, Suite C
Brecksville, OH 44141

By Telephone

* You will automatically be granted telephone redemption privileges unless you decline them in writing or indicate on the appropriate section of the account application that you decline this option. Otherwise, you may redeem Fund shares by calling 1-866-878-5677.  Your proceeds will only be mailed to address of record.

*You will not be able to redeem by telephone and have a check sent to your address of record for a period of 15 days following an address change.

* You may redeem a maximum of $50,000 per day by telephone.

*Unless you decline telephone redemption privileges in writing or on your account application, as long as the Fund takes reasonable measures to verify the order, you may be responsible for any fraudulent telephone orders.

For specific information on how to redeem your account, and to determine if a signature guarantee or other documentation is required, please call our service department toll-free in the U.S. 1-866-878-5677.

Additional Redemption Information

Signature Guarantees

Signature guarantees are designed to protect both you and the Fund from fraud. A signature guarantee of each owner is required to redeem shares in the following situations:

*If you change ownership on your account.

*If you request the redemption proceeds to be sent to a different address than that registered on the account.

*If the proceeds are to be made payable to someone other than the account's owner(s).

*If a change of address request has been received by the Transfer Agent within the last 15 days.

*If you wish to redeem $50,000 or more from any shareholder account.

Signature guarantees can be obtained from most banks, savings and loan associations, trust companies, credit unions, broker/dealers, and member firms of a national securities exchange. Call your financial institution to see if they have the ability to guarantee a signature. A notary public cannot provide signature guarantees.

The Fund reserves the right to require a signature guarantee under other circumstances or to delay redemption when permitted by Federal Law. For more information pertaining to signature guarantees, please call 1-866-878-5677.

Corporate, Trust And Other Accounts

Redemption requests from corporate, trust, and other accounts may require Documents in addition to those described above, evidencing the authority of the officers, trustees or others. In order to avoid delays in processing Redemption requests for these accounts, you should call the Transfer Agent at 1-866-878-5677 to determine what additional documents are required.

Redemption in kind: The Fund intends to make payments for all redemptions in cash. However, if the Fund believes that conditions exist which make cash payments detrimental to the best interests of the Fund, payment for shares redeemed may be made in whole or in part through a distribution of portfolio securities chosen by the Adviser (under the supervision of the Board of Directors). If payment is made in securities, shareholders may incur transaction costs in converting these securities into cash after they have redeemed their shares.

Address Changes

To change the address on your account, call the Transfer Agent at 1-866-878-5677 and send a written request signed by all account owners. Include the account number(s) and name(s) on the account and both the old and new addresses. Certain options may be suspended for a period of 15 days following an address change.

Transfer Of Ownership

In order to change the account registration or transfer ownership of an account, additional documents will be required. In order to avoid delays in processing these requests, you should call the Transfer Agent at 1-866-878-5677 to determine what additional documents are required.

Redemption Initiated By The Fund

Because there are certain fixed costs involved with maintaining your account, The Fund may require you to redeem all of your shares if your account balance falls below $1,000. After your account balance falls below the minimum balance, you will receive a notification from the Fund indicating its intent to close your account along with instructions on how to increase the value of your account to the minimum amount within 60 days. If your account balance is still below $1,000 after 60 days, the Fund may close your account and send you the proceeds. This minimum balance requirement does not apply to IRAs and other tax-sheltered investment accounts. The right of redemption by the Fund will not apply if the value of your account balance falls below $1,000 because of market performance. The Fund reserves the right to close an account if the shareholder is deemed to engage in activities that are illegal or otherwise believed to be detrimental to the Fund.

SHAREHOLDER COMMUNICATIONS

ACCOUNT STATEMENTS. Every quarter, shareholders of the Fund will automatically receive regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

CONFIRMATIONS. Confirmation statements will be sent after each transaction that affects your account balance or account registration.

REGULATORY MAILINGS. Financial reports will be sent at least semiannually.  Annual reports will include audited financial statements. To reduce expenses, one copy of each report will be mailed to each taxpayer identification number even though the investor may have more than one account in the Fund.

DISTRIBUTIONS AND TAXES

The Fund intends to pay distributions on an annual basis and expects that distributions will consist primarily of capital gains. You may elect to reinvest income dividends and capital gain distributions in the form of additional shares of the Fund or receive these distributions in cash.  Dividends and distributions from the Fund are automatically reinvested in the Fund, unless you elect to have dividends paid in cash. Reinvested dividends and distributions receive the same tax treatment as those paid in cash. If you are interested in changing your election, you may send written notification to the Transfer Agent or call 1-866-878-5677.

Initial Investments: Initial purchase of shares of the Fund may be made only by applications submitted to the Fund. The minimum purchase of shares is $1,000 that is due and payable 3 business days after the purchase date. Less may be accepted under special circumstances.

Subsequent Purchases: Subsequent purchases may be made by mail or by phone and are due and payable three business days after the purchase date. The minimum is $100, but less may be accepted under special circumstances.

Redemption Of Fund Shares

Endorsement Requirements: The Fund will redeem all or any part of the shares of any shareholder that tenders a request for redemption. Proper endorsements, guaranteed either by a national bank or a member firm of the New York Stock Exchange, will be required unless management knows the shareholder.

Redemption Price: The redemption price is the net asset value per share next determined after a redemption request is received by the Fund. Proceeds received by the shareholder may be more or less than his cost of such shares, depending upon the net asset value/share at the time of redemption. The shareholder should treat the difference as a capital gain or loss for income tax purposes.

Redemption Payment: Payment by the Fund will ordinarily be made within 3 business days after tender. The Fund may suspend or postpone the payment date if: The New York Stock Exchange is closed for other than customary weekend or holiday closings, or when trading on the New York Stock Exchange is restricted as determined by the Securities & Exchange Commission or when the Commission has determined that an emergency exists, making disposal of fund securities or valuation of net assets not reasonably practicable. The Fund intends to make payments in cash but the Fund reserves the right to make payments in kind.

Taking Cash or Reinvesting

Re-Investments: The Fund will automatically use the taxable dividend and capital gains distributions for purchase of additional shares for the shareholder at net asset value as of the close of business on the distribution date.

Cash Payouts: A shareholder may, at any time, by letter or forms supplied by the Fund direct the Fund to pay dividend and/or capital gains distributions, if any, to such shareholder in cash.

Tax Consequences

Under provisions of Sub-Chapter M of the Internal Revenue Code of 1986 as amended, the Fund, by paying out substantially all of its investment income and realized capital gains, has been and intends to continue to be relieved of Federal income tax on the amounts distributed to shareholders. In order to qualify as a "Regulated Investment Company" under Sub-Chapter M, at least 90% of the Fund's income must be derived from dividends, interest and gains from securities transactions and no more than 50% of the Fund's assets may be in security holdings that exceed 5% of the total assets of the Fund at the time of purchase.

Tax Distributions: Distribution of net long-term capital gains realized by the Fund will usually be taxable to the shareholder as long-term capital gains, regardless of how long the investor has held their Fund shares. All income realized by the Fund, including short-term capital gains, will be taxable to the shareholder as ordinary income. Dividends from net income are paid annually or more frequently at the discretion of the Fund's Directors. Dividends received shortly after purchase of shares by an investor will have the effect of reducing his per share net asset value by the amount of such dividends or distributions and, although in effect a return of capital, are subject to income taxes.

Federal Withholding: The Fund is required by federal law to withhold 31% of reportable payments (that may include dividends and/or capital gains distributions and redemptions) paid to shareholders who did not comply with IRS regulations. To avoid this, you must certify on W-9 tax forms supplied by the Fund that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to, or are exempt from back-up withholding.

FINANCIAL HIGHLIGHTS

The financial highlights table below is intended to help you understand the Fund's financial performance. Certain information reflects financial results on a per share basis. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).  Sanville & Co., Certified Public Accountants, audited this information and their report for the years ended December 31, 2001 through 2004, along with the Fund's financial statements, are included in the Statement of Additional Information (SAI), which is available upon request.   The financial highlights for the year ended December 31, 2000 were audited by other auditors.

Year Ended December 31, 2004

	12/31/2004*	12/31/2003*	12/31/2002*	12/31/2001	12/31/2000

Net Asset Value, at Beginning of Period	$ 9.86	$ 9.82	$ 9.82	$ 10.44	$ 8.36
Income From Investment Operations:
Net Investment Income	0.03	0.04	0.00	0.40	0.43
Net Gain (Loss) on Securities (Realized and Unrealized)	1.81	0.00	0.00	(0.59)	2.08
Total from Investment Operations	1.84	0.04	0.00	(0.19)	2.51

Distributions from Net Investment Income	(0.01)	0.00	0.00	(0.43)	(0.43)

Net Asset Value, at End of Period	$ 11.69	$ 9.86	$ 9.82	$ 9.82	$ 10.44

Total Return	18.66%	0.41%	0.00%	(1.85)%	29.99%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 5,626	$ 37	$ 49	$ 3,268	$ 3,248
Ratio of Expenses to Average Net Assets	1.98%	0.00%	1.88%	1.43%	1.60%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.27%	0.54%	(0.72)%	4.14%	4.40%
Portfolio Turnover Rate	5.57%	0.00%	0.00%	0.00%	18.20%

* A new investment adviser and investment objective was approved December 2, 2002.  The actual investing under the new investment objectives was effective August 11, 2004.

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources.  In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Information the Fund Collects

The Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Information the Fund Discloses

The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Board of Directors

Dennis Connor

Richard Bruss

Charles Bailey

Malcolm Uffelman

Keith Newman

Fund Service Providers

Fund Accountant:

Mutual Shareholder Services, LLC

8869 Brecksville Rd. Suite C

Brecksville, OH 44141

Custodian:

Transfer Agent:

U.S. Bank

Mutual Shareholder Services, LLC

425 Walnut Street, 6th floor

8869 Brecksville Rd. Suite C

Cincinnati, OH  45202

Brecksville, OH  44141

Independent Auditor:

Investment Adviser:

Sanville & Company, Certified Public Accounts

Cornerstone Asset Management

1514 Old York Rd., Abington, PA  19001

30 East Main St., Berryville, VA  22611

Legal Counsel:

Thompson Hine LLP

312 Walnut Street

Cincinnati, OH 45202

WHERE TO GET MORE INFORMATION

You will find more information about the CAMCO INVESTORS FUND in the following documents:

Statement of Additional Information (SAI) - The Statement of Additional Information contains additional and more detailed information about the Fund including policies and procedures relating to the disclosure of portfolio holdings by the Fund's affiliates, and is considered to be a part of this Prospectus.  The SAI has been filed with the Securities and Exchange Commission.

Annual and Semi-annual Reports - Our annual and semi-annual reports give current holdings and detailed financial statements of the Fund as of the end of the period presented. In addition, market conditions and Fund strategies that significantly affected the Fund's performance are discussed.

How To Get One Or More Of These Documents

1. Call or write, and a copy will be sent by the Fund without charge on request.

THE CAMCO INVESTORS FUND

30 East Main Street

Berryville, VA 22611

Toll-Free (USA) 1-800-727-1007

2. You may obtain information about the Fund (including the Statement of Additional Information and other reports) from the Securities and Exchange Commission on their Internet site at http://www.sec.gov or at their Public Reference Room in Washington, DC. (Call 1-202-942-8090 for room hours and operation). Fund information is also available if you send a written request and duplicating fee to the Public Reference Section of the SEC, Washington, DC. 20549-0102 or by electronic request at publicinfo@sec.gov

3. Visit our Web site at www.CAMCOfunds.com and download a PDF file containing a current prospectus and account application. You will need the free Adobe Reader, which is available for download at www.adobe.com

 Please contact the Fund at the above address or visit our website at www.CAMCOfunds.com if you wish to request other information and/or make shareholder inquires.

Why You Should Read This Prospectus

You should read this prospectus because you need to understand the goals, risks and strategy of the Fund and its Advisor before you invest. Every attempt has been made to present the objectives, risks and strategy of the Fund in plain and, hopefully, easily understandable language. The Prospectus is designed to aid you in deciding whether this is one of the right investments for you. We suggest that you keep it for future reference.

 THE CAMCO INVESTORS FUND - SEC file number 811-08465

 THE CAMCO INVESTORS FUND

 30 East Main Street, Berryville, VA 22611

Tel. 540-955-9914             Toll-Free (USA) 1-800-727-1007

CAMCO INVESTORS FUND

STATEMENT OF ADDITIONAL INFORMATION

May 2, 2005

This Statement of Additional Information ("SAI") is not a prospectus, but should be read in conjunction with the Fund's current Prospectus dated May 2, 2005. This SAI incorporates by reference the Fund's Annual Report to Shareholders for the fiscal year ended December 31, 2004.  To obtain the Prospectus or Annual Report, you may write the Fund, visit the Fund’s Web site at www.CAMCOFunds.com, or call 1-800-727-1007 toll-free in the USA.

TABLE OF CONTENTS

FUND HISTORY

1

DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS

1

Classification

1

Capital Stock

1

Investment Strategies and Risks

1

Additional Fund Policies

1

MANAGEMENT OF THE FUND

2

Board of Directors and Officers

2

Management Information

3

Compensation

4

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

4

Control Persons

4

Principal Holders

4

Management Ownership

5

INVESTMENT ADVISORY SERVICES

5

Investment Adviser

5

Information Regarding the Advisory Agreement

6

Advisory Fees

7

DISCLOSURE OF PORTFOLIO HOLDINGS

7

Proxy Voting Procedures

8

OTHER SERVICE PROVIDERS

8

Transfer Agent

8

Independent Auditors

8

Custodian

9

BROKERAGE ALLOWANCES AND OTHER PRACTICES

9

Brokerage Commissions

9

Brokerage Selection

9

Purchase, Redemption, And Pricing Of Shares

9

Fund Reorganizations

10

Taxation Of The Fund

10

Purchases And Sales Through Broker Dealers

10

Code Of Ethics

10

FINANCIAL STATEMENTS

10

Independent Auditor’s Report

10

FUND HISTORY

THE CAMCO INVESTORS FUND (also referred to as the "Fund") was incorporated in Pennsylvania on January 1, 1998. The Fund's registered office is in Berryville, VA. Mail may be addressed to 30 East Main Street, Berryville, VA 22611.

DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS

Classification

The Fund is an open-end, no-load, non-diversified management investment company.

Capital Stock

Description of Common Stock: The authorized capitalization of the Fund consists of 100,000,000 shares of common stock of $0.001 par value per share. Each share has equal dividend, distribution and liquidation rights. There are no conversions or preemptive rights applicable to any shares of the Fund. All shares issued are fully paid and non-accessible.

Voting Rights: Each holder of common stock has one vote for each share held.  Voting rights are non-cumulative. Therefore, the holders of a majority of shares of common stock can elect all directors of the Fund if they so choose and the holders of the remaining shares may not elect any person as a director.

Investment Strategies and Risks

All investment strategies and risks were thoroughly discussed in the Prospectus. No additional strategies and risks exist to be discussed here.

Additional Fund Policies

By-laws of the Fund provide the following investment Restrictions:  These may not be changed except by the approval of a majority of the outstanding shares; i.e. a) 67% or more of the voting securities present at a duly called meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or b) of more than 50% of the outstanding voting securities, whichever is less:

a)

Sell senior securities

b)

Borrow money or purchase securities on margin, but may obtain such short term credit as may be necessary for clearance of purchases and sales of securities for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets.

c)

Act as underwriter for securities of other issuers except insofar as the Fund may be deemed an underwriter in selling its own portfolio securities.

d)

Invest over 25% of its assets at the time of purchase in any one industry.

e)

Make investments in commodities, commodity contracts or real estate although the Fund may purchase and sell securities of companies that deal in real estate or interests therein.

f)

Make loans. Purchase of readily marketable issues of publicly distributed bonds, debentures or other debt securities will not be considered a loan.

g)

Sell securities short.

h)

Invest in securities of other investment companies except as permitted by the 1940 Act, as amended.

i)

Buy over 10% of securities of any class of another issuer, treating all preferred securities of an issuer as one class & all debt securities as one class, or acquire more than 10% of the voting securities of another issuer.

j)

Invest in companies for the purpose of acquiring control.

k)

The Fund may not purchase or retain securities of any issuer if those officers and directors of the Fund or its Investment Advisor owning individually more than 1/2 of 1% of any class of security or collectively own more than 5% of such class of securities of such issuer.

l)

Pledge, mortgage or hypothecate any of its assets.

m)

Invest in securities that may be subject to registration under the Securities Act of 1933 prior to sale to the public or that are not at the time of purchase readily salable.

n)

Invest more than 5% of the total Fund assets, taken at market value at the time of purchase, in securities of companies with less than three years continuous operation, including the operations of any predecessor.

MANAGEMENT OF THE FUND

Board of Directors and Officers

Directors hold office for the term of one year and until their successors shall be duly elected and qualified.  Shareholders meet annually to elect all members of the Board of Directors, select an independent auditor, and vote on any other items deemed pertinent by the incumbent Board. The Directors are in turn responsible for determining that the Fund operates in accordance with its stated objectives, policies, and investment restrictions. The Fund is the only series in the fund complex and therefore the only fund that the directors oversee.  The Board appoints officers to run the Fund & selects an investment adviser to provide investment advice (See Investment Adviser page 4 of the Prospectus). The Board plans to meet [four] times a year to review Fund progress and status. It also feels that no separate committees are required.

Management Information

Information about the current Officers & Directors of the Fund includes:

Officers and Interested Director

Name, Address & Age	Position Held	Year First Elected	Principal Occupation Past 5 Years	Other Directorships Held
Dennis M. Connor	President &	2002	Vice President	0
30 E. Main St	Director	Dec. 2002	Investment
Berryville, VA	Adviser		CAMCO
47			Berryville, VA

Mr. Paul Berghaus	Treasurer	2002	President	0
30 E. Main Street		Dec. 2002	CAMCO
Berryville, VA			Berryville, VA
63

Mr. Eric Weitz	Secretary	2002	Vice President	0
30 E. Main Street		Dec. 2002	CAMCO
Berryville, VA			Berryville, VA
45

Mr. Eric Henning	Asst. Secretary	2004	Vice President	0
30 E. Main Street		Dec. 2004	CAMCO
Berryville, VA			Berryville, VA
42

* Mr. Connor is an "Interested Person" director as defined in the Investment Company Act of 1940 because he is an officer of the Adviser.

Independent Directors

Name, Address, Age	Position Held	Year first Elected	Principal Occupation Past 5 Years	Other Directorships Held
Keith P. Newman	Director	2002	Realtor	0
9110 Glen Brook Rd		Dec. 2002	ReMax
Fairfax VA			Reston, VA
49

Malcolm R. Uffelman	Director	2002	Vice Pres.	0
1808 Horseback Trail		Dec. 2002	Contact Inc.
Vienna VA			Winchester VA
68

Charles J. Bailey	Director	2002	Regional Mgr.	0
11620 Gambrill Rd		Dec. 2002	Tollgate Inc.
Frederick MD			Frederick MD
60

Col. Richard Bruss	Director	2002	Retired	0
9507 Arnon Chapel Rd		Dec. 2002	USAF
Great Falls VA
73

Compensation

The Adviser pays each Fund Director who is not an “interested person” travel expenses of $99.00 for each meeting attended in person. Actual payments in 2004 were:

Director	Compensation
Charles Bailey	$198.00
Richard Bruss	$198.00
Keith Newman	$198.00
Malcolm Uffelman	$198.00

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons

There are no companies or persons that control the Fund. The Board of Directors controls the Fund, which is run by officers chosen by the Board.

Principal Holders

The following shareholders owned 5% or more of the Fund's shares as of 12/31/04.

John Dejong, [insert address]	12.82%
Charles McCalley, [insert address]	8.73%

Management Ownership

All officers and directors as a group own 2.6% of the outstanding shares of the Fund as of December 31, 2004. The dollar range of shares owned by the directors is given in the following table:

Name	Dollar Range
Malcom Uffelman	$50,0001 - $100,000
Dennis M. Connor	$1-$10,000
Keith P. Newman Charles J. Bailey Richard Bruss	$0 $0 $0

INVESTMENT ADVISORY SERVICES

Investment Adviser

Cornerstone Asset Management Incorporated ("CAMCO" or the "Adviser"), located at 30 E. Main St., Berryville, VA, acts as the investment adviser to the Fund. The shares of CAMCO are 65% owned by Cornerstone Investment Group, LTD (CIG) of the same address. The shares of CIG are 80% owned by Paul Berghaus.  Mr. Berghaus is both president of CAMCO and CIG. Messrs. Berghaus, Connor and Weitz are officers and directors of CIG and CAMCO.  All receive compensation from both firms.  Messrs. Berghaus, Connor and Weitz are registered representatives with Syndicated Capital, a California based broker/dealer, member NASD. The Fund places all trades through Syndicated Capital and the Fund receives a discount of $24.00 per-trade regardless of size.  The Adviser receives no compensation for Fund trades. Otherwise, Syndicated Capital is not affiliated with the Fund in any capacity.

Under the terms of the Advisory Agreement, the Adviser, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment and executive personnel for managing the assets of the Fund.  The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. The Adviser pays the salaries and fees of all of its officers and employees that serve as officers and directors of the Fund.  The Advisor pays all operating expenses of the Fund, with the exception of taxes, borrowing expenses, brokerage commissions and extraordinary expenses. For its services, the Adviser receives an annual investment management fee of 1.98% of the average daily net assets of the Fund.

As of March 31, 2005,  Mr. Weitz owned 2,169.038 shares in the Fund.

Information Regarding The Advisory Agreement

The Funds Board of Directors met on December 15, 2004 for the purpose of extending the Advisory Agreement with the Adviser for one year.  Under the terms of the Advisory Agreement, the Adviser, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment and executive personnel for managing the assets of the Fund and pays the salaries and fees of all of its officers and employees that serve as officers and directors of the Fund.  The Adviser renders investment advisory services to the Fund, subject to the investment objectives and strategies stated in the Prospectus.   In addition, the Adviser pays all the operation expenses of the Fund, including but not in limitation of the foregoing, shareholder services, accounting and record-keeping services, custodial services for Fund assets, legal and registrations fees.  The Fund bears the cost of taxes, brokerage commissions and any extraordinary expenses.  The Adviser makes payments to banks and other financial institutions for services rendered to the Fund in which the Adviser has negotiated service contracts with on behalf of the Fund.  In exchange for these services, the Adviser receives an annual management fee from the Fund of 1.98% of the average daily net assets of the Fund.  The Adviser agrees to waive management fees and reimburse expenses to the extent necessary to maintain total annual operating expenses of the Fund at 1.98%.

In considering the renewal of the contract, The Directors consider several factors: (1) management's substantial investment experience as a private portfolio manager; (2) the Adviser's value approach to investing; (3) years of practicing social responsible screening of securities; (4) comparative data with respect to fees and expenses of other funds with similar investment objectives and social responsible screening; (5) the Adviser's reputation for high ethical business standards; (6) and the Director's  realization that the Fund out performed most unmanaged indexes of common stock prices in 2004, but took into consideration the fact that the Fund assets remained in cash and closed to new investors until August 2, 2004 while the Adviser, at the direction of the Board, sought to hire professionals to better serve shareholders.

Due to the small size of the Fund the independent Directors decided in favor of maintaining the fee and continuing essentially all the funds operating expenses the responsibility of the Adviser.  The Directors believe shareholders would benefit from the fee by allowing for the hiring of a professional transfer agent and custodian.  The Fund was acting as its own transfer agent and custodian prior to the current Board of Directors.

The Board of Directors found the fees to be higher than the average for all funds, but in comparing the fund expenses of other socially responsible small funds, the Directors found the fee to be below the average.

 It is not anticipated that the Adviser would profit from the services provided to the Fund until such time as the Funds assets are substantially larger.  The Directors and the Adviser agreed that should the assets grow and the Adviser benefits from economies of scale, the fee collected by the Adviser would come under review and subject to a reduction that would benefit shareholders.

Advisory Fees:

Current Adviser

YEAR

FEE

AMOUNT WAIVED

`

NET ADVISER FEE

2004

$30,580.56

0

$30,580.56

2003

$0.00

0

$0.00

Former Adviser (Valley Forge Management Company)

2002

$13,636

0

$13,636

2001

$32,643

0

$32,643

The Portfolio Managers

Rick Weitz, Paul F. Berghaus and Dennis M. Connor (the “Portfolio Managers”) are the portfolio managers responsible for the management of the Fund.  As of December 31, 2004, the portfolio managers were responsible for the management of the following types of accounts in addition to the Fund:

Rick Weitz	Number of Accounts	Total Assets	Number of Accounts Subject to a Performance Fee	Total Assets Subject to a Performance Fee
Registered Investment Companies	N/A	N/A	N/A	N/A
Other Pooled Investment Vehicles	N/A	N/A	N/A	N/A
Other Accounts	79	$13,984,466	N/A	N/A

Paul F. Berghaus	Number of Accounts	Total Assets	Number of Accounts Subject to a Performance Fee	Total Assets Subject to a Performance Fee
Registered Investment Companies	N/A	N/A	N/A	N/A
Other Pooled Investment Vehicles	N/A	N/A	N/A	N/A
Other Accounts	65	$8,534,041	N/A	N/A

Dennis M. Connor	Number of Accounts	Total Assets	Number of Accounts Subject to a Performance Fee	Total Assets Subject to a Performance Fee
Registered Investment Companies	N/A	N/A	N/A	N/A
Other Pooled Investment Vehicles	N/A	N/A	N/A	N/A
Other Accounts	15	$2,396,023	N/A	N/A

Each of the Portfolio Managers is also responsible for offering advice to other investment accounts in addition to the Fund.  With the exception of the Fund, all of the Adviser’s accounts operate as non-discretionary portfolios, meaning that the final decision to buy or sell a security belongs solely with the client.  As a result, individual portfolios may vary as to security holdings and timing of sales or purchases and to individual investment objectives.   However, the Adviser recognizes that managing other portfolios in addition to the Fund can present certain conflicts of interest, including those associated with different fee structures and various trading practices.  The Adviser has implemented specific policies and procedures, some of which are described below, to address any potential conflicts.

The Fund pays the Adviser a fee based on a fixed percentage for providing investment advisory services.  In addition, the Adviser has many individual clients whose investment advisory agreements with the Adviser provide compensation based on a negotiated fixed percentage that maybe higher or lower than that which the Fund pays.  The Adviser has no performance based fee arrangements.  The Adviser compensates all Portfolio Managers with a fixed salary.  There is no direct incentive compensation related to the management of any portfolio.  This helps to ensure that all portfolios are fairly and equitably managed.

When the Fund and another of the Adviser’s clients seek to purchase or sell the same security at or about the same time, the Fund’s order will get first preference.  The Adviser believes that this is a reasonable policy because, as the Adviser’s only discretionary account, the Fund’s trades can be executed immediately while trades for other accounts can not. The Adviser uses the same broker to execute all client transactions, however, the Adviser does not regularly use combined or “blocked” trades to either buy or sell securities belonging to the Fund and/or individual clients.  Should the Adviser combine or “block” a trade in an effort to gain better execution, the Fund will be assigned the best execution price, all others will receive an average price of the remaining executions.

Another potential conflict of interest could include the portfolio manager’s knowledge of the size, timing and possible impact of certain portfolio trades, whereby the manager could use this information to the advantage of other accounts, including his own account.  The Adviser has established a general policy that the Fund portfolio will get first preference in all decisions made by the investment committee, whether to buy or sell a security.  Individual managers personal and family accounts require pre-clearance before all security transaction to insure that any possible conflicts of interest are addressed.

The following table shows the dollar range of equity securities beneficially owned by the Portfolio Managers in the Fund as of December 31, 2004.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Rick Weitz	$10,001-$50,000
Paul F. Berghaus	$10,001-$50,000
Dennis M. Connor	$1-$10,000

DISCLOSURE OF PORTFOLIO HOLDINGS

The fund is required to include a schedule of portfolio holdings in it’s annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the Securities and Exchange Commission( the “SEC”) on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters.  The Fund also is required to file a schedule of portfolio holdings with the SEC of Form N-Q within 60 Days of the end of the first and third fiscal quarters.  The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge.  This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).

The Fund releases portfolio holdings to third party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the fund.  These third party servicing agents include the Transfer Agent, Fund Accounting Agent, and Custodian.  Additionally, the Fund releases portfolio holdings monthly to Morningstar, generally within 5 days of month end.    The Fund also may disclose portfolio holdings, as needed to auditors, legal counsel, proxy voting services (if applicable), pricing services, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisers.  This information is disclosed to third parties under conditions of confidentiality.  “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential.

Except as described above, the Fund is prohibited from entering into any arrangements with any person to make available information about the Fund’s portfolio holdings without the specific approval of the Board.  The Advise must submit any proposed arrangement pursuant to which the Adviser intends to disclose the Fund’s portfolio holding to the Board, which will review such arrangement to determine whether the arrangement is in the best interest of Fund shareholders.  Additionally, the Adviser, and any affiliated persons of the Adviser, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings.

Proxy Voting Procedures

The Fund’s Board of Directors has delegated its authority to vote Fund proxies to the Adviser.  In selecting securities for the Fund, the Adviser considers the merits of the companies management team, therefore the policy of the Adviser is to vote with management recommendations unless the issue being proposed is directly contrary to the socially responsibility guidelines of the Fund as described in the Prospects under Investment Objectives.  If such a proxy should be issued and approved by shareholders, the Adviser would remove the security from the Fund portfolio.

In the unlikely event that a conflict would arise between the Adviser and the Fund with respect to proxy voting, it would be resolved in the best interests of Fund shareholders, and the Adviser typically would disclose such conflict to the Board of Directors and obtain their consent before voting.

Fund shareholders may determine how the Fund voted on any issue by calling 1-800-727-1007 or checking the Securities & Exchange web site given on the back page of our Prospectus.   In addition, a copy of the Fund's proxy voting policies and procedures are also available by calling 1-800-727-1007 and will be sent within three business days of receipt of a request.

OTHER SERVICE PROVIDERS

Transfer Agent

Mutual Shareholder Services (MSS) provides accounting services and shareholder servicing to the Fund as transfer agent and dividend disbursing agent.  The servicing agreement includes processing purchase and redemption transactions, establishing and maintaining shareholder accounts and records, disbursing dividends declared by the Fund, maintenance of its records and preparation, filing of records, assistance in monitoring the total number of shares sold in each State for “Blue Sky” purposes and assistance in the preparation of the Fund’s registration statement under federal and state securities laws. CAMCO along with the transfer agent, provide fulfillment services to the Fund, including shareholder and prospective shareholder customer services.  The Adviser has entered into a contract with Mutual Shareholder Services whereby the Adviser compensates MSS for accounting services based on the net assets of the Fund while the administrative services are compensated based of the number of shareholders.  Due to the fact the Fund has assets less than $10 million, a discount for services was negotiated.

Independent Auditors

The firm of Sanville & Company, 1514 Old York Road, Abington, PA  19001, has been selected as Independent Auditors for the Fund for the year ending December 31, 2005. Sanville & Company performs an annual audit of the Fund's financial statements.

Custodian

U.S. Bank, N.A., 425 Walnut Street, 6th Floor, Cincinnati, OH 45202 has been selected to act as Custodian of the Fund's investments.  The custodian maintains the portfolio securities and investments in safekeeping, collects income, disburses funds as instructed, and maintains records in connection with its duties.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Brokerage Commissions

The Fund selects brokers to effect transactions in portfolio securities in such a manner as to get prompt execution of orders placed at the most favorable price. The Fund has no other fixed policy, formula, method, or criteria it uses in allocating brokerage business to firms furnishing these materials and services. For the year ended December 31, 2004, all security purchases were placed through Syndicated Capital, the broker/dealer in which all the principals of the Adviser are registered representatives, including the President and Chairman of the Fund's Board of Directors.   The Fund paid a fixed charge of $24.00 per trade regardless of the size of the trade.  . For fiscal year 2004, the Fund paid a total of $3,702.84 for trading expenses.  The Adviser received no commissions or compensation for any of the trades.  The Board of Directors evaluates and reviews the reasonableness of brokerage commissions paid.

Brokerage Selection

The Adviser will place all orders for purchase and sale of its portfolio securities.  The Adviser is answerable to the Fund's President and Board of Directors. The Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price, commission or dealer spreads.  In accordance with rule 17E-1, if the Fund’s president is also a registered representative of a New York Stock Exchange or NASD member firm, he may place an order through his concern at as low as commission rate a possible but never to exceed rates that are higher than would be available through any other national Brokerage Firm.  Mr. Connor is currently the Fund’s president and an officer of the Adviser. Mr. Connor may make security purchases and sales for the Fund through Syndicated Capital, of which he is a registered representative. The Funds Directors will review quarterly each commission to determine if the rate is reasonable. The Adviser has no agreement with any broker or any other financial services company to exchange investment research for placing trades with that institution.  The Adviser has no plans to enter into such an arrangement.

Purchase, Redemption, And Pricing Of Shares

The fund always trades at net value. That means that the offering and redemption prices are always the same. Details about the pricing of the Fund are given in the Pricing of Shares section on page 5 of our Prospectus. Redemption in kind is discussed in the Redemption of Shares section on page 6 of our Prospectus.

Fund Reorganizations

The Fund was first offered to the public on January 30, 1998. The Fund's name, Principal Investment Objectives and Strategies and Investment Advisers were changed by shareholder vote on December 4, 2002. There have been no other Fund reorganization efforts to date of any kind.

Taxation Of The Fund

Taxation of the Fund is discussed in the section “Tax Consequences” of our Prospectus.

Purchases And Sales Through Broker Dealers

The Fund may be purchased through broker dealers and other intermediaries. The Fund may authorize one or more brokers to receive on its behalf purchase and redemption order.  Such brokers are authorized to designate other intermediaries to receive purchase and redemption order on the Fund’s behalf.  The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s designee, received the order.  Customer orders will be priced at the Fund’s net asset value computed after an authorized broker receives them or the broker’s authorized designee.

Code Of Ethics

Pursuant to the requirements of proposed Rule 17j-1 (under the Investment Company Act of 1940) and in order to protect against certain unlawful acts, practices and courses of business by certain individuals or entities related to the Fund, the Fund and the Adviser have each adopted a Code of Ethics.  Personnel subject to the Code are permitted to invest in securities, including securities that may be purchased by the Fund.  You may obtain a copy from the SEC.

FINANCIAL STATEMENTS

Independent Auditor's Report

The financial statements and independent auditor's report required to be included in this Statement of Additional Information are incorporated herein by reference to the Fund's Annual report to Shareholders for the year ended December 31, 2004.  You can obtain the Report without charge by calling the Fund at 1-800-727-1007.